Rule 497(d)

                             FT 527

                     Large-Cap Value Series
                      International Series

        Supplement to the Prospectus dated April 24, 2001

     Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) and WorldCom, Inc.-MCI Group (Ticker: MCITE) have been removed from Large-Cap Value Series and all shares of Koninklijke Ahold NV (Ticker: AHO) have been removed from International Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 3, 2003